UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California	91355
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (661) 775-5300

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 30, 2013, we announced that the U.S. Food and Drug Administration (FDA) has acknowledged the resubmission of a New Drug Application (NDA) for AFREZZA® (insulin human [rDNA origin]) Inhalation Powder. The FDA considered the updated NDA to be a complete class 2 response to its Complete Response Letter issued in January 2011 and assigned a user fee goal date of April 15, 2014.

On October 30, 2013, we issued a press release announcing the FDA's acknowledgement of the resubmission of the NDA for AFREZZA, a copy of which is attached as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

99.1	Press Release of MannKind Corporation dated October 30, 2013, announcing FDA’s acknowledgement of MannKind’s resubmission of the NDA for AFREZZA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

By:	/s/ David Thomson, Ph.D., J.D.
Name: David Thomson, Ph.D., J.D.
Title: Corporate Vice President,
General Counsel and Secretary

Dated:	October 30, 2013